Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Overlay Shares Large Cap Equity ETF
Overlay Shares Small Cap Equity ETF
Overlay Shares Foreign Equity ETF
Overlay Shares Hedged Large Cap Equity ETF
Overlay Shares Core Bond ETF
Overlay Shares Short Term Bond ETF
Overlay Shares Municipal Bond ETF
(collectively, the “Funds”)
each, a series of Listed Funds Trust
Supplement dated May 7, 2025
to the Statement of Additional Information (“SAI”) dated December 31, 2024

At a meeting of the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) held on March 5, 2025, the Board accepted the resignation of Gregory C. Bakken from his role as President and Principal Executive Officer of the Trust, effective March 19, 2025. The Board also unanimously approved the appointment of Ms. Kacie G. Briody as President and Principal Executive Officer of the Trust, effective March 19, 2025. In conjunction with her appointment as President and Principal Executive Officer, the Board also accepted Ms. Briody’s resignation from her role as Assistant Treasurer of the Trust and approved the appointment of Mr. David J. Rantisi as Assistant Treasurer, effective March 19, 2025.
Accordingly, the following disclosure in the section of the Fund’s SAI titled “Management of the Trust – Principal Officers of the Trust” is hereby deleted in its entirety and replaced with the following:
Principal Officers of the Trust. The officers of the Trust conduct and supervise the Trust’s and each Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kacie G. Briody Year of birth: 1992	President and Principal Executive Officer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
David J. Rantisi Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2025	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2014)
Chad E. Fickett Year of birth: 1973	Secretary	Indefinite term, June 2024	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant General Counsel, The Northwestern Mutual Life Insurance Company (2007 to 2024)
Christi C. Powitzky Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021)

Jay S. Fitton Year of birth: 1970	Assistant Secretary	Indefinite term, May 2023	Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022)

Please retain this supplement with your SAI for future reference.